Discussion Materials April 24, 2013 Project Intrepid Exhibit (c)(18)

2 Table of Contents 1. Project Intrepid Update 2. Pro Forma Analysis Appendix I. Pro Forma Analysis – Supplementary Materials II. Transaction Structure Diagram

Key Outstanding Transaction Issues
Finalization of unit premium and cash payment from NRGM to CMLP (and ultimate exchange ratio)
Financial details of interim operating agreements
Board representation and pro forma Board structure
Resolution of employee-related considerations
Specific timing of spin of NRGM units
Backstop financing
Resolution of sharing of business opportunities pre-merger
Resolution of deal protection matters
Significant Upcoming Milestones
Rating agency discussions (on or about April 30  )
Completion of Conflicts Committees’ work, including fairness opinions (proposed May 3  )
Anticipated Inergy Board meeting to approve transaction (proposed May 5  )
Transaction announcement (target – May 6  )
Hart-Scott-Rodino evaluation and determination
Since the joint management
meeting in Kansas City on
April 11  , both Inergy and
Crestwood have been
involved in extensive mutual
due diligence through digital
data room review and topic
specific conference calls
Drafts of the various
transaction agreements
were exchanged between
parties on April 19   and are
currently under review and
negotiation
Project Intrepid Update
Key Issues and Near-term Milestones
Project Intrepid Update
th
th
th
rd
th
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Current Transaction Terms
Based on Initial Draft of Agreements and Finalized Term Sheet
IHGP Acquisition
Crestwood Holdings Acquires IHGP for cash payment of [$80 million]
NRGY Acquisition of
Crestwood Holdings’
Interests in CMLP
(“GP Transaction”)
NRGY shall distribute 100% of the units it holds in NRGM to the existing NRGY unitholders before NRGY’s acquisition of Crestwood Holding’s GP and IDR interest in CMLP
NRGY will then acquire CMLP’s GP and IDR interest debt-free from Crestwood Holdings for $450 million in the form of NRGY units but the number of NRGY units shall be calculated by deducting the fair market value of the
NRGM units distributed to the NRGY unitholders from the equity value of NRGY immediately prior to the distribution of the NRGM units. The value of the NRGY and NRGM units shall be based on the weighted average of the unit price at market closing for the 20 days prior to the execution of a definitive agreement
Crestwood Holdings will be granted a one-time option to acquire up to a 29% interest in NRGY pro forma. To the extent that the number of units in NRGY it would acquire for its GP and IDR interest in CMLP represent an interest of less than 29% it shall have the right to sell a portion of its CMLP units or pro forma NRGM units (received in the
MLP merger) to NRGY at fair market value (based on the weighted average of the 20-day trailing unit price of such
CMLP units or the equivalent amount of NRGM units based on the exchange ratio of NRGM units as calculated in the MLP merger) in return for NRGY units at an adjusted fair market value (as calculated above) such that it would own a 29% interest in NRGY
NRGM and CMLP Merger
(“MLP Merger”)
NRGM acquires CMLP in a 100% unit-for-unit exchange to be done at (i) an agreed upon premium not to exceed
5% for CMLP units and (ii) a one-time payment to CMLP unitholders not to exceed $25 million (an amount to prevent CMLP unitholders from incurring distribution dilution through the calendar year 2015)
NRGM and CMLP unit pricing and exchange ratio to be based on the weighted average of the unit price at market closing for the 20 days prior to the execution of a definitive agreement
Definitive agreement for MLP Merger to be negotiated and executed simultaneously with GP transaction – closing of MLP Merger not to be a condition of GP transaction
Note:
Proposed transactions described herein subject to necessary Board approvals and appropriate shareholder votes
Project Intrepid Update

Exchange
Ratio
Premium to
Current
Current 1.090 0.0%
20-day Avg. 1.018 (6.6%)
1 Month Avg. 1.017 (6.7%)
YTD Avg. 1.050 (3.7%)
0.850
0.900
0.950
1.000
1.050
1.100
1.150
2-Jan 17-Jan 1-Feb 16-Feb 3-Mar 18-Mar 2-Apr 17-Apr
Exchange Ratio Analysis
NRGM Units Issued Per CMLP Unit at Market
Historical Exchange Ratio – Year-to-Date
(1)
Note:
Market data as of 4/19/2013
(1) Exchange ratio based on NRGM and CMLP closing prices of $22.90 and $24.97 respectively
(2) Includes 675,000 additional CMLP common units acquired by the underwriters pursuant to their 30-day option granted under the terms of the original public offering of 4.5 million common units
Source: Capital IQ
18-Mar-13: CMLP announces public
offering of 5.25 million common
units at $23.90 per unit
(2)
1.090
Exchange Ratio
Project Intrepid Update
Historical Averages
(1)
4-Apr-13: Greenhill presents to
Inergy Board of Directors
Unit Performance – YTD
$15
$18
$21
$24
$27
$30
1/2 1/17 2/1 2/16 3/3 3/18 4/2 4/17
NRGY NRGM CMLP
$24.97
$22.90
$21.61

6 Table of Contents 1. Project Intrepid Update 2. Pro Forma Analysis Appendix I. Pro Forma Analysis – Supplementary Materials II. Transaction Structure Diagram

Crestwood MIDSTREAM PARTNERS LP

Granite Wash
22,000+ acres
10-13 year contracts
~30-40% Developed
Barnett Shale
140,000+ acres
10-20 year contracts
~60% Developed
Fayetteville Shale
100,000+ acres
15 year contracts
10-20% Developed
Marcellus Shale
136,000+ acres
20 year contract
<5% Developed
+ ROFO on Antero's Western rich gas AOD
Avalon Shale
55,000 acres to be redeveloped as rich gas play
5 year contracts
Haynesville Shale
20,000+ acres
5-10 year contracts
<20% Developed

Greenhill

Crestwood Midstream Partners LP
Operations Overview
Crestwood Asset Overview
(3)
Notes:
(1) Key operating statistics as of 4/1/2013
(2) Per CMLP base case forecast model (excluding wedge capital) from Crestwood management; Operating Margin defined as revenues less purchases and operating costs (excludes G&A costs); based on CMLP fiscal year ended December 31
(3) Per Crestwood management presentation (4/11/2013)
(4) NYMEX Henry Hub prices per Bloomberg; market prices as of 4/19/2013; analyst targets represent Bloomberg coverage universe
Source: Company filings, Company presentations, FactSet, Capital IQ, Bloomberg
Pro Forma Analysis
Crestwood has no direct
commodity price risk as its
contracts are fee-for-service
Its commodity exposure
exists purely from potential
volume reductions resulting
from reduced drilling and /
or production in weak
commodity price (primarily
natural gas) environments
Nat. Gas Forward Price Curve
(4)
$ per MMBtu
Key Operating Statistics
(1)(2)
Operating Metric Statistic
Miles of Pipeline 849
Processing Plants 6
Compression HP (000's) 259
Gathering Volume (MMcf/d) 1,000
Processing Volume (MMcf/d) 224
2014E Oper. Margin
$ % of Total
($ in millions)
Barnett Rich Gas $75.0 30.7%
Barnett Dry Gas 42.0 17.2%
Total Barnett $117.1 47.9%
Total Marcellus 90.2 37.0%
Fayetteville 26.1 10.7%
Granite Wash 7.4 3.0%
Haynesville 3.4 1.4%
Avalon 0.1 0.0%
Total Operating Margin $244.2 100.0%
Basin
$3.00
$3.50
$4.00
$4.50
$5.00
$5.50
$6.00
$6.50
2013E 2014E 2015E 2016E
Current Fwd Analyst Median
Analyst High Analyst Low

Crestwood Forecast Scenario Overview
Base Case (CMLP expected case)
Outlook based on $4.18 natural gas price held steady over 5-year forecast period
–
Roughly equivalent to current strip pricing forecasts
–
Assumes NGL prices maintain current relationship to natural gas prices
Marcellus and Fayetteville production grow significantly, Barnett activity grows steadily
Does not include any unidentified wedge capital
Growth capital expenditures and maintenance capital expenditures based on current Crestwood “base case” assumptions for identified projects as presented in the management meeting on April 11
Downside Case
Outlook based on $3.00 natural gas price held steady over 4-year forecast period from 2014 on
–
Assumes NGL prices maintain current relationship to natural gas prices
Marcellus growth is tempered though still steady as wetter areas of Marcellus remain economical; Dry areas of the Barnett shrink compared to base case while wet areas remain unaffected given producer economics, Fayetteville growth slows compared to base but remains stable given BHP presence
–
These are CMLP’s expectations given the gas price assumption. Inergy continues to diligence the expected impact
Does not include any unidentified wedge capital
Growth capital expenditures reduced based on decreased demand; Maintenance capital expenditures remain unchanged compared to base case
Upside Case
Outlook based on $5.00 natural gas price held steady over 4-year forecast period from 2014 on
–
Assumes NGL prices maintain current relationship to natural gas prices
All dry gas volumes increase in all major operating regions, wet gas volumes generally the same as the base case except for an increase in the Marcellus
Includes unidentified wedge capital of $200mm per year in each forecast year at an initial 9.5x EBITDA multiple that steadily improves to 6.5x
Organic growth capital expenditures increase due to higher volumes (also includes wedge growth capital);
maintenance capital expenditures remain unchanged
Crestwood has developed
three forecast scenarios in
its 5-year financial model
based on three gas price
assumptions
In all cases, Crestwood has
based the projections on
anticipated producer activity
in Crestwood’s operating
regions given the outlook
for natural gas prices
This producer outlook is
formed through a
combination of Crestwood’s
understanding of the drilling
economics in their areas,
stated producer plans and
some permitting data
Crestwood then uses their
estimates of new well
activity to imply the volumes
that drive their financial
model through fixed fee
contracts
Pro Forma Analysis
I
II
III
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Model General Assumption Overview
Transaction Terms
As per initial drafts of transaction agreements
Crestwood Holdings assumed to exercise “top-up” option to 29.0% NRGY ownership interest in all cases
Financial Projections
NRGY and NRGM forecasts based on respective NRGY and NRGM “base” operating models provided to
Crestwood by Inergy management (no additional scenarios considered)
Crestwood forecasts based on CMLP three-scenario 5-year plan model provided to Inergy on April 18 (all projections calendarized to a September 30 fiscal year)
Transaction Date
Model assumes a transaction date of September 30, 2013
All unit and debt balances per respective models as of the transaction date
Coverage
NRGY: Status quo coverage based on NRGY operating model, pro forma coverage of 1.05x
NRGM: Status quo and pro forma coverage of 1.05x
CMLP: Status quo based on CMLP 5-year plan (no wedge capital)
Synergies
GP Transaction - None
MLP Transaction - $15mm run-rate achieved in 1/3 increments annually from transaction date
Financing Assumptions
NRGY: Status quo and pro forma cash shortfalls financed with revolver per NRGY operating model
NRGM: Status quo per NRGM operating model, pro forma cash shortfalls financed with 50% debt and 50%
equity
Dropdown
NRGY operating assets remain at NRGY
Greenhill has used
Crestwood’s scenario
models to sensitize the
value creation analysis
previously shared with the
Board based on the
assumptions described
herein
Pro Forma Analysis
rd

Crestwood Base Case
Summary Financial Projections
Pro Forma Analysis
($ in millions except per unit amounts)
Calendarized to FYE September 30,
Revenue, less purchases 2014E 2015E 2016E 2017E
Barnett Rich $92.6 $100.0 $106.7 $113.4
7.0%
Granite Wash 8.9 13.5 15.9 17.9 26.2%
Avalon Shale 0.3 0.3 0.2 0.2
(14.8%)
Marcellus Shale 90.5 124.9 137.2 149.3 18.2%
Total Rich Revenue $192.3 $238.7 $260.0 $280.8 13.4%
% of Total Revenue 67.9% 68.0% 66.4% 65.3%
Barnett Dry $51.0 $58.1 $61.6 $65.0
8.4%
Fayetteville Shale 35.3 46.6 62.0 75.2 28.6%
Haynesville 4.8 7.6 8.2 8.8
22.7%
Total Dry Revenue $91.1 $112.4 $131.7 $149.0 17.8%
% of Total Revenue 32.1% 32.0% 33.6% 34.7%
Total Revenue $283.4 $351.1 $391.7 $429.8 14.9%
(-) Operating Expenses ($53.3) ($58.4) ($61.7) ($64.6)
(-) G&A (29.1) (30.3) (31.5) (32.8)
(+) EBITDA from Wedge Capital 0.0 0.0 0.0 0.0
(+) Other Adjustments 0.1 0.0 0.0 0.0
Adjusted EBITDA $201.1 $262.4 $298.5 $332.4 18.2%
(-) Cash Interest Expense ($48.9) ($62.2) ($67.2) ($72.7)
(-) Maintenance Capex (7.9) (7.6) (8.6) (11.1)
(+) Non-cash Compensation 4.3 4.7 4.9 5.1
Distributable Cash Flow $148.5 $197.3 $227.6 $253.7 19.5%
Cash Distributions to LP Unitholders $125.2 $144.0 $158.4 $170.8
Cash Distributions to GP for IDRs 28.1 44.0 58.4 70.8
Cash Distributions Paid $153.3 $187.9 $216.7 $241.6
Average Units Outstanding (mm) 60.540 60.578 60.578 60.578
Distribution Declared Per Unit $2.13 $2.38 $2.61 $2.82 9.9%
Distribution Coverage Ratio 0.97x 1.05x 1.05x 1.05x
Growth Capex $98.0 $76.3 $71.7 $65.4
Net Debt $924.1 $992.3 $1,053.2 $1,105.5
Net Debt / Adjusted EBITDA 4.6x 3.8x 3.5x 3.3x
3-Year
CAGR
Note:
(1) Adjustment for non-cash cash compensation
not included in pro forma analysis of combined
company
Source: 5-Year CMLP forecast model from Crestwood
management; calendarized to 9/30 FYE
(1)

Pro Forma Analysis
Crestwood Base Case (cont’d)
Summary Operating Statistics
Note:
(1) Compression volumes related to the Marcellus only
Source: 5-Year CMLP forecast model from Crestwood management; calendarized to 9/30 FYE
Compression Volumes (MMcfd)
Calendarized to FYE September 30,
Gathering Volumes (MMcfd)
2014E 2015E 2016E 2017E
Barnett Rich 212.1 210.7 212.3 215.1
0.5%
Granite Wash 41.7 56.9 64.4 70.6 19.2%
Avalon Shale 5.5 4.4 3.8 3.3
(16.1%)
Marcellus Shale 530.8 680.7 728.4 772.6 13.3%
Total Rich Gathering Volumes 790.1 952.6 1,008.9 1,061.7 10.3%
% of Total Gathering 67.1% 67.1% 66.1% 65.5%
Barnett Dry 248.0 274.4 277.3 281.8
4.4%
Fayetteville Shale 111.6 152.0 194.4 228.2 26.9%
Haynesville Shale 28.7 41.0 45.1 48.2 18.8%
Total Dry Gathering Volumes 388.3 467.5 516.8 558.2 12.9%
% of Total Gathering 32.9% 32.9% 33.9% 34.5%
Total Gathering Volumes 1,178.4 1,420.1 1,525.7 1,619.9 11.2%
Processing Volumes (MMcfd)
Barnett 203.0 201.7 203.3 206.0
Granite Wash 41.3 56.3 63.7 69.9
Total Processing Volumes 244.3 258.0 267.0 276.0 4.1%
17.4%
Barnett Rich 65 68 68 68
Granite Wash 14 16 15 15
Avalon Shale 0 0 0 0
Marcellus Shale 84 83 72 73
Total Rich Well Connections 163 167 155 156 (1.4%)
Barnett Dry 30 37 33 32
Fayetteville Shale 26 54 60 60
Haynesville Shale 4 5 5 5
Total Dry Well Connections 60 96 98 97 17.4%
Total Well Connections 223 263 253 253 4.3%
3-Year
CAGR
Total Compression Volumes
(1)
484.6 691.4 739.7 784.1
Well Connections (Connections Per Year)

Crestwood Downside Case
Summary Financial Projections
Pro Forma Analysis
($ in millions except per unit amounts)
Note:
(1) Adjustment for non-cash cash compensation
not included in pro forma analysis of combined
company
Source: 5-Year CMLP forecast model from Crestwood
management; calendarized to 9/30 FYE
Calendarized to FYE September 30,
Revenue, less purchases 2014E 2015E 2016E 2017E
Barnett Rich $92.6 $100.0 $106.7 $113.4
7.0%
Granite Wash 8.9 13.5 15.9 17.9 26.2%
Avalon Shale 0.3 0.3 0.2 0.2
(14.8%)
Marcellus Shale 80.5 87.7 94.9 100.4 7.6%
Total Rich Revenue $182.4 $201.5 $217.7 $231.9 8.3%
% of Total Revenue 68.6% 70.2% 71.3% 72.0%
Barnett Dry $47.4 $46.6 $46.7 $46.7
(0.5%)
Fayetteville Shale 33.0 36.2 38.5 41.1 7.7%
Haynesville 3.2 2.8 2.6 2.4
(8.6%)
Total Dry Revenue $83.6 $85.6 $87.8 $90.3 2.6%
% of Total Revenue 31.4% 29.8% 28.7% 28.0%
Total Revenue $266.0 $287.1 $305.5 $322.2 6.6%
(-) Operating Expenses ($52.8) ($55.3) ($56.7) ($58.1)
(-) G&A (29.1) (30.3) (31.5) (32.8)
(+) EBITDA from Wedge Capital 0.0 0.0 0.0 0.0
(+) Other Adjustments 0.1 0.0 0.0 0.0
Adjusted EBITDA $184.2 $201.5 $217.3 $231.3 7.9%
(-) Cash Interest Expense ($48.4) ($60.5) ($64.4) ($68.3)
(-) Maintenance Capex (7.9) (7.6) (8.6) (11.1)
(+) Non-cash Compensation 4.3 4.7 4.9 5.1
Distributable Cash Flow $132.2 $138.2 $149.2 $157.0 5.9%
Cash Distributions to LP Unitholders $120.1 $123.6 $123.6 $125.1
Cash Distributions to GP for IDRs 22.9 23.6 23.6 25.1
Cash Distributions Paid $143.0 $147.1 $147.1 $150.1
Average Units Outstanding (mm) 60.535 60.572 60.572 60.572
Distribution Declared Per Unit $2.04 $2.04 $2.04 $2.06 0.4%
Distribution Coverage Ratio 0.92x 0.94x 1.01x 1.05x
Growth Capex $72.2 $44.9 $40.3 $35.5
Net Debt $900.2 $955.3 $993.5 $1,021.0
Net Debt / Adjusted EBITDA 4.9x 4.7x 4.6x 4.4x
3-Year
CAGR
(1)

Pro Forma Analysis
Crestwood Downside Case (cont’d)
Summary Operating Statistics
Note:
(1) Compression volumes related to the Marcellus only
Source: 5-Year CMLP forecast model from Crestwood management; calendarized to 9/30 FYE
Calendarized to FYE September 30,
Gathering Volumes (MMcfd)
2014E 2015E 2016E 2017E
Barnett Rich 212.1 210.7 212.3 215.1
0.5%
Granite Wash 41.7 56.9 64.4 70.6 19.2%
Avalon Shale 5.5 4.4 3.8 3.3
(16.1%)
Marcellus Shale 473.4 480.7 506.6 522.8 3.4%
Total Rich Gathering Volumes 732.7 752.7 787.1 811.9 3.5%
% of Total Gathering 67.4% 68.7% 70.0% 70.9%
Barnett Dry 229.4 214.5 207.2 201.6
(4.2%)
Fayetteville Shale 104.5 109.3 112.0 115.5 3.4%
Haynesville Shale 21.2 18.7 17.3 16.2 (8.6%)
Total Dry Gathering Volumes 355.2 342.4 336.6 333.3 (2.1%)
% of Total Gathering 32.6% 31.3% 30.0% 29.1%
Total Gathering Volumes 1,087.9 1,095.1 1,123.7 1,145.2 1.7%
Processing Volumes (MMcfd)
Barnett 203.0 201.7 203.3 206.0
Granite Wash 41.3 56.3 63.7 69.9
Total Processing Volumes 244.3 258.0 267.0 276.0 4.1%
Total Compression Volumes 435.5 491.5 518.0 534.3 7.1%
Well Connections (Connections Per Year)
Barnett Rich 65 68 68 68
Granite Wash 14 16 15 15
Avalon Shale 0 0 0 0
Marcellus Shale 46 43 42 41
Total Rich Well Connections 124 127 126 124 0.0%
Barnett Dry 8 10 10 10
Fayetteville Shale 18 22 21 21
Haynesville Shale 0 0 0 0
Total Dry Well Connections 26 32 31 31 6.7%
Total Well Connections 150 158 157 155 1.2%
3-Year
CAGR
(1)
Compression Volumes (MMcfd)

Crestwood Upside Case
Summary Financial Projections
Pro Forma Analysis
($ in millions except per unit amounts)
Note:
(1) Adjustment for non-cash cash compensation
not included in pro forma analysis of combined
company
Source: 5-Year CMLP forecast model from Crestwood
management; calendarized to 9/30 FYE
Calendarized to FYE September 30,
Revenue, less purchases 2014E 2015E 2016E 2017E
Barnett Rich $92.6 $100.0 $106.7 $113.4
7.0%
Granite Wash 8.9 13.5 15.9 17.9 26.2%
Avalon Shale 0.3 0.3 0.2 0.2
(14.8%)
Marcellus Shale 90.9 125.0 148.9 167.8 22.7%
Total Rich Revenue $192.7 $238.8 $271.7 $299.3 15.8%
% of Total Revenue 67.3% 66.5% 64.9% 63.3%
Barnett Dry $51.0 $59.0 $64.5 $69.7
11.0%
Fayetteville Shale 35.3 46.6 65.6 84.6 33.8%
Haynesville 7.4 14.6 17.1 19.5
38.1%
Total Dry Revenue $93.7 $120.2 $147.2 $173.8 22.9%
% of Total Revenue 32.7% 33.5% 35.1% 36.7%
Total Revenue $286.4 $359.0 $418.9 $473.1 18.2%
(-) Operating Expenses ($53.8) ($59.7) ($64.0) ($67.8)
(-) G&A (29.1) (30.3) (31.5) (32.8)
(+) EBITDA from Wedge Capital 28.2 56.7 83.8 114.6
(+) Other Adjustments 0.1 0.0 0.0 0.0
Adjusted EBITDA $231.8 $325.6 $407.2 $487.1 28.1%
(-) Cash Interest Expense ($58.2) ($81.1) ($93.6) ($107.7)
(-) Maintenance Capex (7.9) (7.6) (8.6) (11.1)
(+) Non-cash Compensation 4.3 4.7 4.9 5.1
Distributable Cash Flow $170.0 $241.7 $309.9 $373.4 30.0%
Cash Distributions to LP Unitholders $134.4 $170.6 $205.0 $237.4
Cash Distributions to GP for IDRs 32.5 59.6 90.1 118.3
Cash Distributions Paid $166.9 $230.2 $295.2 $355.7
Average Units Outstanding (mm) 63.439 66.116 66.116 66.116
Distribution Declared Per Unit $2.17 $2.54 $2.94 $3.29 14.8%
Distribution Coverage Ratio 1.02x 1.05x 1.05x 1.05x
Growth Capex $395.3 $235.7 $287.3 $280.6
Net Debt $1,114.1 $1,264.8 $1,437.4 $1,599.3
Net Debt / Adjusted EBITDA 4.8x 3.9x 3.5x 3.3x
3-Year
CAGR
(1)

Pro Forma Analysis
Crestwood Upside Case (cont’d)
Summary Operating Statistics
Note:
(1) Compression volumes related to the Marcellus only
Source: 5-Year CMLP forecast model from Crestwood management; calendarized to 9/30 FYE
Calendarized to FYE September 30,
Gathering Volumes (MMcfd)
2014E 2015E 2016E 2017E
Barnett Rich 212.1 210.7 212.3 215.1
0.5%
Granite Wash 41.7 56.9 64.4 70.6 19.2%
Avalon Shale 5.5 4.4 3.8 3.3
(16.1%)
Marcellus Shale 533.5 681.2 789.4 866.9 17.6%
Total Rich Gathering Volumes 792.8 953.2 1,069.9 1,156.0 13.4%
% of Total Gathering 66.3% 65.0% 64.3% 63.3%
Barnett Dry 248.0 276.2 288.0 300.3
6.6%
Fayetteville Shale 111.6 152.0 205.5 256.4 32.0%
Haynesville Shale 43.7 85.8 100.6 112.2 36.9%
Total Dry Gathering Volumes 403.3 513.9 594.1 668.9 18.4%
% of Total Gathering 33.7% 35.0% 35.7% 36.7%
Total Gathering Volumes 1,196.1 1,467.1 1,664.0 1,824.9 15.1%
Processing Volumes (MMcfd)
Barnett 203.0 201.7 203.3 206.0
Granite Wash 41.3 56.3 63.7 69.9
Total Processing Volumes 244.3 258.0 267.0 276.0 4.1%
Total Compression Volumes 486.2 691.9 800.8 878.4 21.8%
Barnett Rich 65 68 68 68
Granite Wash 14 16 15 15
Avalon Shale 0 0 0 0
Marcellus Shale 81 90 90 90
Total Rich Well Connections 160 174 173 173 2.7%
Barnett Dry 30 41 40 40
Fayetteville Shale 26 54 71 75
Haynesville Shale 11 15 15 15
Total Dry Well Connections 68 110 126 130 24.4%
Total Well Connections 227 283 300 303 10.1%
3-Year
CAGR
Compression Volumes (MMcfd)
Well Connections (Connections Per Year)
(1)

Summary of Unitholder Value Creation
Present Value to Inergy Unitholders
NRGY Unitholder NRGM Unitholder
Standalone Scenarios
(Pre-Dropdown of Remaining Operating
Assets from NRGY to NRGM)
NRGM 100% Unit Spin &
GP Transaction
(Pre-MLP Merger & Pre-Dropdown of
Remaining NRGY Operating Assets)
Notes:
(1) Based on 20-day VWAP as of 4/19/2013 per Bloomberg
(2) Based on present value of projected distributions from 2014 to 2017; Assumes valuation date of September 30, 2013; See analysis within for more detail
(3) Simplified language; “Spin” refers to distribution of some portion of NRGM units held at NRGY to NRGY unitholders; Projected distributions based on management guidance
(4) NRGY unitholder value in all “Spin” scenarios composed of present value of pro forma NRGY unit and pro rata share of pro forma NRGM unit to be distributed to NRGY unitholders
(5) Present value of projected distributions and terminal value at a 10% discount rate
(2) (2)
NRGM 100% Unit Spin, GP
Transaction & MLP Merger
(Pre-Dropdown of Remaining NRGY
Operating Assets)
Pro Forma Analysis
NRGY Current Unit Price $21.16 NRGM Current Unit Price $23.81
Present Value Calculations Present Value Calculations
Premium to Premium to
PV Current PV Current
1. Status Quo $25.74 0.0% 21.7% 1. Status Quo $25.49 0.0% 7.0%
2. Spin NRGM Interest (to 15%) $25.19 (2.2%) 19.0% 2. Spin NRGM Interest (to 15%) $25.49 0.0% 7.0%
I CMLP Base Case $27.55
7.0% 30.2%
I CMLP Base Case $25.49
0.0% 7.0%
II CMLP Downside Case $23.86 (7.3%) 12.8% II CMLP Downside Case $25.49 0.0% 7.0%
III CMLP Upside Case $31.19 21.1% 47.4% III CMLP Upside Case $25.49 0.0% 7.0%
I CMLP Base Case $29.17
13.3% 37.8%
I CMLP Base Case $28.08
10.2% 17.9%
II CMLP Downside Case $24.13 (6.3%) 14.0% II CMLP Downside Case $24.72 (3.0%) 3.8%
III CMLP Upside Case $34.56 34.2% 63.3% III CMLP Upside Case $31.07 21.9% 30.5%
Scenario Scenario
Unit
Value
Unit
Value
(1) (1)
(3)(4)
(3)
(4)
(5) (5)

Table of Contents
1. Project Intrepid Update
2. Pro Forma Analysis
A. Unit Spin & GP Transaction
B. Unit Spin, GP Transaction & MLP Merger
Appendix
I. Pro Forma Analysis – Supplementary Materials
II. Transaction Structure Diagram

Step #3A - NRGY Acquires Crestwood's GP & IDRs
CMLP GP Purchase Price $450.0
NRGY Pro Forma Unit Price (Post-Spin) $10.97
NRGY Units Issued to CH for GP & IDRs 41.032
Step #3B - NRGY Acquires CMLP Units from CH
CH Target Interest in Pro Forma NRGY 29.0%
NRGY Current Units Outstanding 131.750
Target NRGY Units Issued 53.813
(-) NRGY Units Issued for GP & IDRs (41.032)
Additional NRGY Units Issued to CH 12.781
NRGY Pro Forma Unit Price (Post-Spin) $10.97
Value of Additional NRGY Units Issue to CH $140.2
CMLP Current Unit Price $24.21
CMLP Units Acquired from CH (at market) 5.791
Step #1 - CH Acquires IHGP from Stakeholders
Step #2 - NRGY Distributes NRGM Units
Beginning NRGM Units Owned by NRGY 56.399
(-) NRGM Units Retained by NRGY 0.000
NRGM Units Distributed to Unitholders 56.399
Current NRGM Unit Price $23.81
Market Value of NRGM Units Distributed $1,343.1
NRGY Current Units Outstanding 131.750
NRGY Current Unit Price $21.16
NRGY Current Market Capitalization $2,788.0
(-) Market Value of Units Distributed (1,343.1)
NRGY Pro Forma Market Capitalization $1,444.9
Implied Pro Forma NRGY Unit Price $10.97
Pro Forma NRGY 2014E Distr. Per Unit $0.63
Implied Pro Forma NRGY Yield 5.7%
NRGM Units Distributed to Unitholders 56.399
NRGY Current Units Outstanding 131.750
NRGM Units Distributed per NRGY Unit 0.428
Transaction Scenario Overview
NRGY Distributes NRGM Units (100%) and Acquires CMLP’s GP & IDRs for $450 million
($ in millions except per unit amounts)
Notes: Market data as of 4/19/2013
(1) Based on 20-day VWAP as of 4/19/2013 per Bloomberg
(2) Estimated distribution at a 1.05x coverage ratio after distributing 100% of NRGM units held at NRGY to unitholders
(3) If the MLP Merger is not completed within stipulated time period [TBD], CMLP may choose to exercise option or not
“CH” refers to Crestwood Holdings
(3)
(2)
NRGM 100% Unit Spin &
GP Transaction (CMLP Base Case)
Pre-MLP Merger & Pre-Dropdown of
Remaining NRGY Operating Assets
Pro Forma Analysis
(1)
(1)
Pro Forma Snapshot
After Steps #1-3 (Pre-MLP Merger)
Pro Forma Units Outstanding
Beginning NRGM Units Outstanding 85.903
(+) No Change (Pre-MLP Merger) 0.000
Pro Forma NRGM Units Outstanding 85.903
Beginning NRGY Units Outstanding 131.750
(+) Units Issued for GP Transaction 53.813
Pro Forma NRGY Units Outstanding 185.564
Pro Forma Ownership
Beginning NRGM Units Owned by NRGY 56.399
(-) NRGM Units Distributed to Unitholders (56.399)
Pro Forma NRGM Units Owned by NRGY
0.000
NRGY Pro Forma Interest in NRGM 0.0%
NRGY Units Issued to CH Stakeholders 53.813
Crestwood Holdings PF Interest in NRGY 29.0%
CMLP Units Acquired by NRGY from CH 5.791
NRGY Pro Forma Interest in CMLP 9.6%

Pro Forma Financials – NRGY
NRGY Distributes NRGM Units (100%) and Acquires CMLP’s GP & IDRs for $450 million
Note: Market data as of 4/19/2013
Pro Forma Analysis
NRGM 100% Unit Spin &
GP Transaction (CMLP Base Case)
Pre-MLP Merger & Pre-Dropdown of
Remaining NRGY Operating Assets
($ in millions, except per unit amounts)
NRGY Standalone (Post-Spin) Adjustments NRGY Pro Forma
FYE September 30, FYE September 30, FYE September 30,
Adjusted EBITDA Breakdown: 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E
EBITDA from NRGY Operating Assets $87.9 $102.4 $113.2 $116.5 $87.9 $102.4 $113.2 $116.5
Distributions from NRGM LP Interest 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
Distributions from NRGM GP Interest 19.1 24.1 28.2 36.4 0.0 0.0 0.0 0.0 19.1 24.1 28.2 36.4
Distributions from CMLP LP Interest 0.0 0.0 0.0 0.0 12.3 13.8 15.1 16.3 12.3 13.8 15.1 16.3
Distributions from CMLP GP Interest 0.0 0.0 0.0 0.0 28.1 44.0 58.4 70.8 28.1 44.0 58.4 70.8
Other 0.2 0.2 0.2 0.2 0.0 0.0 0.0 0.0 0.2 0.2 0.2 0.2
Total Adjusted EBITDA $107.2 $126.7 $141.6 $153.2 $147.6 $184.5 $215.1 $240.4
Interest Expense (Net) ($16.3) ($20.4) ($22.2) ($22.0) ($16.3) ($20.2) ($21.9) ($21.5)
Maintenance Capex (4.0) (4.0) (4.0) (4.0) 0.0 0.0 0.0 0.0 (4.0) (4.0) (4.0) (4.0)
Total Distributable Cash Flow $87.0 $102.4 $115.5 $127.3 $127.4 $160.3 $189.3 $214.9
Distribution Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Total Distributions Paid to LPs $82.8 $97.5 $110.0 $121.2 $121.3 $152.6 $180.3 $204.7
Beginning Common Units 131.750 131.750 131.750 131.750 53.813 185.564 185.564 185.564 185.564
New Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Ending Common Units 131.750 131.750 131.750 131.750 185.564 185.564 185.564 185.564
Average Common Units Outstanding 131.750 131.750 131.750 131.750 185.564 185.564 185.564 185.564
Distributable Cash Flow Per LP Unit $0.66 $0.78 $0.88 $0.97 $0.69 $0.86 $1.02 $1.16
Accretion / (Dilution) (%) 4.0% 11.2% 16.4% 19.9%
Paid Distribution Per LP Unit $0.63 $0.74 $0.83 $0.92 $0.65 $0.82 $0.97 $1.10
Accretion / (Dilution) (%) 4.0% 11.2% 16.4% 19.9%
Implied NRGY Unit Price @ 5.5% yield >>> $11.47 $13.50 $15.23 $16.79 Implied NRGY Unit Price @ 5.5% yield >>> $11.92 $15.01 $17.73 $20.12
Coverage Cash $4.1 $4.9 $5.5 $6.1 $6.1 $7.6 $9.0 $10.2
Growth Capex (8.1) (44.6) (2.0) (2.0) 0.0 0.0 0.0 0.0 (8.1) (44.6) (2.0) (2.0)
Free Cash Flow (Cash Shortfall) ($4.0) ($39.7) $3.5 $4.1 ($2.0) ($37.0) $7.0 $8.2
Shortfall Coverage from Debt ($4.0) ($39.7) $0.0 $0.0 ($2.0) ($37.0) $0.0 $0.0
Shortfall Coverage from Equity 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
New Equity Issue Price $10.89 $12.83 $14.47 $15.95 $11.33 $14.26 $16.84 $19.12
New Intrepid Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Post-Capital Raise Free Cash Flow $0.0 $0.0 $3.5 $4.1 $0.0 $0.0 $7.0 $8.2
Beginning Total Debt $384.8 $388.8 $428.6 $425.1 $0.0 $384.8 $386.9 $423.9 $416.9
Debt Drawdown (Paydown) 4.0 39.7 (3.5) (4.1) 2.0 37.0 (7.0) (8.2)
Ending Total Debt $388.8 $428.6 $425.1 $421.0 $386.9 $423.9 $416.9 $408.6
Total Debt / Adjusted EBITDA
3.6x 3.4x 3.0x 2.7x 2.6x 2.3x 1.9x 1.7x
Total Net Debt / Adjusted EBITDA 3.6x 3.4x 3.0x 2.7x 2.6x 2.3x 1.9x 1.7x

NRGY Pro Forma Yield

NRGY Pro Forma Yield

Greenhill

2014E 2015E 2016E 2017E Terminal CAGR
NRGY Distribution (Status Quo) $1.30 $1.43 $1.55 $1.67 $30.53 8.9%
Implied NRGY Unit Price $25.74
Terminal Value Assumption:
NRGY Unitholder Interest 1.000 5.48% Capitalization Rate
Implied Value to NRGY Unitholder $25.74
NRGY Distribution (Spin & GP Transaction) $0.65 $0.82 $0.97 $1.10 $20.12 19.1%
Implied NRGY Unit Price $16.64
Terminal Value Assumption:
NRGY Unitholder Interest 1.000 5.48% Capitalization Rate
Implied Value to NRGY Unitholder $16.64
(+) Pro Rata Share of NRGM Unit Value $10.91
Adjusted Value to NRGY Unitholder $27.55
Premium to Status Quo NRGY Unit Value 7.0%
Premium to Current NRGY Unit Price 30.2%
NRGY
Status Quo
NRGY
Pro Forma
(Post-Spin)
(1)
(1)
(2)
(3)
(3)
Notes:
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Includes pro rata share (0.428) of NRGM units distributed to per NRGY unit to legacy NRGY unitholders (see transaction summary for details)
(3) Implied yield based on 20-day VWAP and latest quarterly distribution (annualized); market data as of 4/19/2013
(4) Represents premium to 20-day VWAP as of 4/19/2013
Pro Forma Distributions & Value Creation
NRGY Distributes NRGM Units (100%) and Acquires CMLP’s GP & IDRs for $450 million
NRGY Sensitivities
2014E Distribution Accretion / (Dilution) Value Creation (Relative to Status Quo)
Pro Forma Analysis
NRGM 100% Unit Spin &
GP Transaction (CMLP Base Case)
Pre-MLP Merger & Pre-Dropdown of
Remaining NRGY Operating Assets
(4)
CMLP Projection Scenario
Downside Base Upside
4.50% (0.6%) 4.0% 7.8%
5.00% (0.6%) 4.0% 7.8%
5.48% (0.6%) 4.0% 7.8%
6.00% (0.6%) 4.0% 7.8%
6.50% (0.6%) 4.0% 7.8%
CMLP Projection Scenario
Downside Base Upside
4.50% 1.6% 18.7% 35.5%
5.00% (3.4%) 12.2% 27.5%
5.48% (7.3%) 7.0% 21.1%
6.00% (10.8%) 2.4% 15.4%
6.50% (13.7%) (1.4%) 10.8%

Table of Contents
1. Project Intrepid Update
2. Pro Forma Analysis
A. Unit Spin & GP Transaction
B. Unit Spin, GP Transaction & MLP Merger
Appendix
I. Pro Forma Analysis – Supplementary Materials
II. Transaction Structure Diagram

Pro Forma Snapshot
After Steps #1-4 (Pre-Dropdown)
Pro Forma Units Outstanding
Beginning NRGM Units Outstanding 85.903
(+) Units Issued to Acquire CMLP 64.653
Pro Forma NRGM Units Outstanding 150.556
Beginning NRGY Units Outstanding 131.750
(+) Units Issued for GP Transaction 53.813
Pro Forma NRGY Units Outstanding 185.564
Pro Forma Ownership
Beginning NRGM Units Owned by NRGY 56.399
(-) NRGM Units Distributed to Unitholders (56.399)
(+) NRGM Units Issued to NRGY in Merger 6.180
Pro Forma NRGM Units Owned by NRGY 6.180
NRGY Pro Forma Interest in NRGM 4.1%
NRGY Units Issued to CH Stakeholders 53.813
Crestwood Holdings PF Interest in NRGY 29.0%
CMLP Units Owned by CH Stakeholders 20.703
Merger Exchange Ratio 1.067
NRGM Units Issued to CH Stakeholders 22.096
Crestwood Holdings PF Interest in NRGM 14.7%
NRGM Units Issued to Public CMLP Unithldrs 36.377
Public CMLP Unitholder PF Interest in NRGM 24.2%
Step #4 - NRGM Merges with CMLP
CMLP Current Unit Price $24.21
Purchase Premium 5.0%
Purchase Price Per CMLP Unit $25.42
CMLP Total Units Outstanding 60.578
Equity Purchase Price for CMLP $1,539.6
NRGM Current Unit Price $23.81
NRGM Units Issued 64.653
Implied Merger Exchange Ratio 1.067
Beginning CMLP Units Owned by CH 26.494
(-) CMLP Units Acquired by NRGY (5.791)
Pro Forma CMLP Units Owned by CH 20.703
CMLP Units "Owned" by NRGY 5.791
Merger Exchange Rati 1.067
NRGM Units Issued to NRGY for Merger 6.180
NRGM Special Cash Distribution to CMLP
Cash Payment for Special Distribution $25.0
CMLP Units Outstanding 60.578
Special Distribution to CMLP Unitholder $0.41
Implied Premium to Current CMLP Unit Price 1.7%
Portion of Special Distribution to NRGY $2.4
Step #3A - NRGY Acquires Crestwood's GP & IDRs
CMLP GP Purchase Price $450.0
NRGY Pro Forma Unit Price (Post-Spin) $10.97
NRGY Units Issued to CH for GP & IDRs 41.032
Step #3B - NRGY Acquires CMLP Units from CH
CH Target Interest in Pro Forma NRGY 29.0%
NRGY Current Units Outstanding 131.750
Target NRGY Units Issued 53.813
(-) NRGY Units Issued for GP & IDRs (41.032)
Additional NRGY Units Issued to CH 12.781
NRGY Pro Forma Unit Price (Post-Spin) $10.97
Value of Additional NRGY Units Issue to CH $140.2
CMLP Current Unit Price $24.21
CMLP Units Acquired from CH (at market) 5.791
Step #1 - CH Acquires IHGP from Stakeholders
Step #2 - NRGY Distributes NRGM Units
Beginning NRGM Units Owned by NRGY 56.399
(-) NRGM Units Retained by NRGY 0.000
NRGM Units Distributed to Unitholders 56.399
Current NRGM Unit Price $23.81
Market Value of NRGM Units Distributed $1,343.1
NRGY Current Units Outstanding 131.750
NRGY Current Unit Price $21.16
NRGY Current Market Capitalization $2,788.0
(-) Market Value of Units Distributed (1,343.1)
NRGY Pro Forma Market Capitalization $1,444.9
Implied Pro Forma NRGY Unit Price $10.97
Pro Forma NRGY 2014E Distr. Per Unit $0.63
Implied Pro Forma NRGY Yield 5.7%
NRGM Units Distributed to Unitholders 56.399
NRGY Current Units Outstanding 131.750
NRGM Units Distributed per NRGY Unit 0.428
Transaction Scenario Overview
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
($ in millions except per unit amounts)
NRGM 100% Unit Spin, GP
Transaction & MLP Merger
(CMLP Base Case)
Pre-Dropdown of Remaining Operating
Assets from NRGY to NRGM
Notes: Market data as of 4/19/2013
(1) Based on 20-day VWAP as of 4/19/2013 per Bloomberg
(2) Estimated distribution at a 1.05x coverage ratio after distributing 100% of NRGM units held at NRGY to unitholders
(3) If the MLP Merger is not completed within stipulated time period [TBD], CMLP may choose to exercise option or not; if the
MLP merger is completed, NRGY will receive M units in the same proportion instead of CMLP units
“CH” refers to Crestwood Holdings
(3)
(2)
Pro Forma Analysis
(1)
(1)
(1)

Pro Forma Financials – NRGY
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
Note: Market data as of 4/19/2013
Pro Forma Analysis
NRGM 100% Unit Spin, GP
Transaction & MLP Merger
(CMLP Base Case)
Pre-Dropdown of Remaining Operating
Assets from NRGY to NRGM
($ in millions, except per unit amounts)
NRGY Standalone (Post-Spin) Adjustments NRGY Pro Forma
FYE September 30, FYE September 30, FYE September 30,
Adjusted EBITDA Breakdown: 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E
EBITDA from Operating Assets $87.9 $102.4 $113.2 $116.5 $87.9 $102.4 $113.2 $116.5
Distributions from NRGM LP Interest 0.0 0.0 0.0 0.0 10.9 12.1 12.9 13.6 10.9 12.1 12.9 13.6
Distributions from NRGM GP Interest 19.1 24.1 28.2 36.4 23.0 50.0 67.5 80.7 42.1 74.1 95.7 117.2
Other 0.2 0.2 0.2 0.2 0.0 0.0 0.0 0.0 0.2 0.2 0.2 0.2
Total Adjusted EBITDA $107.2 $126.7 $141.6 $153.2 $141.0 $188.8 $222.0 $247.6
Interest Expense (Net) ($16.3) ($20.4) ($22.2) ($22.0) ($16.2) ($20.1) ($21.7) ($21.4)
Maintenance Capex (4.0) (4.0) (4.0) (4.0) 0.0 0.0 0.0 0.0 (4.0) (4.0) (4.0) (4.0)
Total Distributable Cash Flow $87.0 $102.4 $115.5 $127.3 $120.9 $164.7 $196.3 $222.3
Distribution Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Total Distributions Paid to LPs $82.8 $97.5 $110.0 $121.2 $115.1 $156.9 $186.9 $211.7
Beginning Common Units 131.750 131.750 131.750 131.750 53.813 185.564 185.564 185.564 185.564
New Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Ending Common Units 131.750 131.750 131.750 131.750 185.564 185.564 185.564 185.564
Average Common Units Outstanding 131.750 131.750 131.750 131.750 185.564 185.564 185.564 185.564
Distributable Cash Flow Per LP Unit $0.66 $0.78 $0.88 $0.97 $0.65 $0.89 $1.06 $1.20
Accretion / (Dilution) (%) (1.3%) 14.2% 20.6% 24.0%
Paid Distribution Per LP Unit $0.63 $0.74 $0.83 $0.92 $0.62 $0.85 $1.01 $1.14
Accretion / (Dilution) (%) (1.3%) 14.2% 20.6% 24.0%
Implied NRGY Unit Price @ 5.5% yield >>> $11.47 $13.50 $15.23 $16.79 Implied NRGY Unit Price @ 5.5% yield >>> $11.32 $15.42 $18.38 $20.81
Coverage Cash $4.1 $4.9 $5.5 $6.1 $5.8 $7.8 $9.3 $10.6
Growth Capex (8.1) (44.6) (2.0) (2.0) 0.0 0.0 0.0 0.0 (8.1) (44.6) (2.0) (2.0)
Free Cash Flow (Cash Shortfall) ($4.0) ($39.7) $3.5 $4.1 ($2.4) ($36.8) $7.3 $8.6
Shortfall Coverage from Debt ($4.0) ($39.7) $0.0 $0.0 ($2.4) ($36.8) $0.0 $0.0
Shortfall Coverage from Equity 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
New Equity Issue Price $10.89 $12.83 $14.47 $15.95 $10.75 $14.65 $17.46 $19.77
New NRGY Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Post-Capital Raise Free Cash Flow $0.0 $0.0 $3.5 $4.1 $0.0 $0.0 $7.3 $8.6
Beginning Total Debt $385.4 $389.4 $429.2 $425.7 ($2.4) $383.1 $385.4 $422.2 $414.8
Debt Drawdown (Paydown) 4.0 39.7 (3.5) (4.1) 2.4 36.8 (7.3) (8.6)
Ending Total Debt $389.4 $429.2 $425.7 $421.6 $385.4 $422.2 $414.8 $406.3
Total Debt / Adjusted EBITDA
3.6x 3.4x 3.0x 2.8x 2.7x 2.2x 1.9x 1.6x
Total Net Debt / Adjusted EBITDA 3.6x 3.4x 3.0x 2.7x 2.7x 2.2x 1.9x 1.6x

($ in millions, except per unit amounts) NRGM Status Quo (Pre-Dropdown) Adjustments NRGM Pro Forma
FYE September 30, FYE September 30, FYE September 30,
Adjusted EBITDA Breakdown: 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E
EBITDA from Existing Operations $223.5 $242.7 $260.9 $287.5 $223.5 $242.7 $260.9 $287.5
EBITDA from NRGY Dropdown Assets 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
(+) CMLP Adjusted EBITDA 0.0 0.0 0.0 0.0 201.1 262.4 298.5 332.4 201.1 262.4 298.5 332.4
(+) Synergies 0.0 0.0 0.0 0.0 5.0 10.0 15.0 15.0 5.0 10.0 15.0 15.0
Total NRGM Adjusted EBITDA $223.5 $242.7 $260.9 $287.5 $429.6 $515.0 $574.4 $634.9
Interest Expense (Net) ($42.9) ($50.8) ($55.4) ($59.9) ($90.0) ($102.3) ($108.5) ($117.2)
Maintenance Capex (7.0) (7.8) (8.2) (8.6) (7.9) (7.6) (8.6) (11.1) (14.9) (15.4) (16.8) (19.7)
Total Distributable Cash Flow (To All) $173.6 $184.0 $197.2 $219.0 $324.7 $397.3 $449.0 $498.0
Distribution Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Distributions Paid to LPs $146.2 $151.2 $159.6 $172.1 $267.2 $304.3 $331.9 $357.1
Distributions Paid to GP 19.1 24.1 28.2 36.4 42.1 74.1 95.7 117.2
Total Distributions Paid $165.4 $175.3 $187.9 $208.6 $309.3 $378.4 $427.6 $474.3
Beginning Common Units 85.903 85.903 85.903 91.656 64.653 150.556 153.705 157.431 161.765
New Units Issued 0.000 0.000 5.753 0.000 3.149 3.726 4.334 0.730
Ending Common Units 85.903 85.903 91.656 91.656 153.705 157.431 161.765 162.494
Average Common Units Outstanding 85.903 85.903 88.779 91.656 152.130 155.568 159.598 162.130
Distributable Cash Flow Per LP Unit $1.80 $1.86 $1.90 $1.99 $1.86 $2.08 $2.21 $2.35
Accretion / (Dilution) (%) 3.3% 11.6% 16.3% 18.0%
Paid Distribution Per LP Unit $1.70 $1.76 $1.80 $1.88 $1.76 $1.96 $2.08 $2.20
Accretion / (Dilution) (%) 3.2% 11.1% 15.7% 17.3%
Implied NRGM Unit Price @ 6.6% yield >>> $25.99 $26.87 $27.45 $28.66 Implied NRGM Unit Price @ 7.0% yield >>> $25.09 $27.95 $29.71 $31.47
Coverage Cash $8.3 $8.8 $9.4 $10.4 $15.5 $18.9 $21.4 $23.7
Growth Capex (67.6) (140.5) (194.3) (2.0) (98.0) (76.3) (71.7) (65.4) (165.6) (216.8) (266.0) (67.4)
Subordinated Note Issuance 0.0 200.0 0.0 0.0 0.0 0.0 0.0 0.0
Free Cash Flow (Cash Shortfall) ($59.3) $68.3 ($185.0) $8.4 ($150.1) ($197.8) ($244.7) ($43.6)
Cash (Shortfall) Coverage from Debt $0.0 $0.0 $0.0 $0.0 ($75.1) ($98.9) ($122.3) ($21.8)
Cash (Shortfall) Coverage from Equity 0.0 0.0 (150.0) 0.0 (75.1) (98.9) (122.3) (21.8)
New Equity Issue Price (5.0% Discount) $24.69 $25.53 $26.07 $27.23 $23.84 $26.55 $28.22 $29.89
New Midway Units Issued 0.000 0.000 5.753 0.000 3.149 3.726 4.334 0.730
Post-Capital Raise Free Cash Flow ($59.3) $68.3 ($35.0) $8.4 $0.0 $0.0 $0.0 $0.0
Beginning Total Debt $780.0 $839.3 $971.0 $1,006.0 $843.2 $1,623.2 $1,698.2 $1,797.1 $1,919.5
Debt Drawdown (Paydown) 59.3 (68.3) 35.0 (8.4) 75.1 98.9 122.3 21.8
Ending Total Debt $839.3 $771.0 $1,006.0 $997.5 $1,698.2 $1,797.1 $1,919.5 $1,941.3
Total Debt / Adjusted EBITDA
3.8x 3.2x 3.9x 3.5x 4.0x 3.5x 3.3x 3.1x
Total Net Debt / Adjusted EBITDA 3.8x 3.2x 3.9x 3.5x 4.0x 3.5x 3.3x 3.1x
Pro Forma Financials – NRGM
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
Note: Market data as of 4/19/2013
Pro Forma Analysis
NRGM 100% Unit Spin, GP
Transaction & MLP Merger
(CMLP Base Case)
Pre-Dropdown of Remaining Operating
Assets from NRGY to NRGM

Terminal Value Assumption:
Implied NRGM Unit Price
Implied NRGM Unit Price
Implied NRGY Unit Price
Terminal Value Assumption:
NRGY
Status Quo
NRGY
Pro Forma
(Pre-Dropdown)
(1)
(1)
(2)
(3)
(3)
NRGM
Status Quo
NRGM
Pro Forma
(Pre-Dropdown)
(1)
(1)
(3)
(4)
Notes:
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Includes pro rata share (0.428) of NRGM units distributed to per NRGY unit to legacy NRGY unitholders (see transaction summary for details)
(3) Implied yield based on 20-day VWAP and latest quarterly distribution (annualized); market data as of 4/19/2013
(4) Estimated NRGM pro forma distribution yield (post-merger)
(5) Represents premium to 20-day VWAP as of 4/19/2013
Pro Forma Distributions & Value Creation
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
Pro Forma Analysis
NRGM 100% Unit Spin, GP
Transaction & MLP Merger
(CMLP Base Case)
Pre-Dropdown of Remaining Operating
Assets from NRGY to NRGM
(5)
(5)
2014E 2015E 2016E 2017E Terminal CAGR
NRGY Distribution (Status Quo) $1.30 $1.43 $1.55 $1.67 $30.53 8.9%
Implied NRGY Unit Price $25.74 Terminal Value Assumption:
NRGY Unitholder Interest 1.000 5.48% Capitalization Rate
Implied Value to NRGY Unitholder $25.74
Premium to Current NRGY Unit Price 21.7%
NRGY Distribution (Pre-Dropdown) $0.62 $0.85 $1.01 $1.14 $20.81 22.5%
$17.15
Terminal Value Assumption:
NRGY Unitholder Interest 1.000 5.48% Capitalization Rate
Implied Value to NRGY Unitholder $17.15
(+) Pro Rata Share of NRGM Unit Value $12.02
Adjusted Value to NRGY Unitholder $29.17
Premium to Status Quo NRGY Unit Value 13.3%
Premium to Current NRGY Unit Price 37.8%
2014E 2015E 2016E 2017E Terminal CAGR
NRGM Distribution (Status Quo) $1.70 $1.76 $1.80 $1.88 $28.66 3.3%
$25.49
NRGM Unitholder Interest 1.000 6.55% Capitalization Rate
Implied Value to NRGM Unitholder $25.49
Premium to Current NRGM Unit Price 7.0%
NRGM Distribution (Pre-Dropdown) $1.76 $1.96 $2.08 $2.20 $31.47 7.8%
$28.08
NRGM Unitholder Interest 1.000
7.00% Capitalization Rate
Implied Value to NRGM Unitholder $28.08
Premium to Status Quo NRGM Unit Value 10.2%
Premium to Current NRGM Unit Price 17.9%

Implied NRGM Unit Price
Implied CMLP Unit Price
Terminal Value Assumption:
Terminal Value Assumption:
Premium to Current CMLP Unit Price
(+) Special Distribution to CMLP Unitholder
Premium to Current CMLP Unit Price
(1)
(1)
(3)
(4)
Notes:
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Represents pro rata share of $25 million one-time cash payment from NRGM to CMLP unitholders on record as of the moment immediately before MLP merger (including NRGY)
(3) Implied yield based on 20-day VWAP and latest quarterly distribution (annualized); market data as of 4/19/2013
(4) Estimated NRGM pro forma distribution yield (post-merger)
(5) Represents premium to 20-day VWAP as of 4/19/2013
Pro Forma Distributions & Value Creation (cont’d)
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
CMLP
Status Quo
CMLP
Pro Forma
(Pre-Dropdown)
(2)
Pro Forma Analysis
NRGM 100% Unit Spin, GP
Transaction & MLP Merger
(CMLP Base Case)
Pre-Dropdown of Remaining Operating
Assets from NRGY to NRGM
(5)
(5)
2014E 2015E 2016E 2017E Terminal CAGR
CMLP Distribution (Status Quo) $2.13 $2.38 $2.61 $2.82 $33.46 9.9%
$31.02
CMLP Unitholder Interest 1.000
8.43% Capitalization Rate
Implied Value to CMLP Unitholder $31.02
28.2%
NRGM Distribution (Pre-Dropdown) $1.76 $1.96 $2.08 $2.20 $31.47 7.8%
$28.08
CMLP Unitholder Interest 1.067
7.00% Capitalization Rate
Implied Value to CMLP Unitholder $29.97
$0.41
Adjusted Value to CMLP Unitholder $30.38
Premium to Status Quo CMLP Unit Value (2.1%)
25.5%

NRGY Pro Forma Yield

NRGM Pro Forma Yield

NRGY Pro Forma Yield

NRGM Pro Forma Yield

NRGY Pro Forma Yield

NRGM Pro Forma Yield

NRGM Pro Forma Yield

Greenhill

Pro Forma Sensitivity Analysis
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
NRGY NRGM CMLP
2014E
Pro Forma
Distribution
Accretion
2015E
Pro Forma
Distribution
Accretion
Value
Creation
Relative to
Status Quo
Pro Forma Analysis
NRGM 100% Unit Spin, GP
Transaction & MLP Merger
(CMLP Base Case)
Pre-Dropdown of Remaining Operating
Assets from NRGY to NRGM
CMLP Projection Scenario
Downside Base Upside
4.50% (8.0%) (1.3%) 9.8%
5.00% (8.0%) (1.3%) 9.8%
5.48% (8.0%) (1.3%) 9.8%
6.00% (8.0%) (1.3%) 9.8%
6.50% (8.0%) (1.3%) 9.8%
CMLP Projection Scenario
Downside Base Upside
6.00% 0.2% 3.3% 8.1%
6.50% 0.2% 3.2% 7.9%
7.00% 0.1% 3.2% 7.8%
7.50% 0.1% 3.1% 7.7%
8.00% 0.1% 3.1% 7.5%
CMLP Projection Scenario
Downside Base Upside
4.50% (6.1%) 14.2% 29.0%
5.00% (6.1%) 14.2% 29.0%
5.48% (6.1%) 14.2% 29.0%
6.00% (6.1%) 14.2% 29.0%
6.50% (6.1%) 14.2% 29.0%
CMLP Projection Scenario
Downside Base Upside
6.00% 1.1% 11.5% 18.0%
6.50% 1.0% 11.3% 17.6%
7.00% 0.9% 11.1% 17.1%
7.50% 0.8% 11.0% 16.7%
8.00% 0.6% 10.8% 16.3%
CMLP Projection Scenario
Downside Base Upside
6.00% 28.7% 11.0% 7.8%
6.50% 20.7% 3.9% 0.5%
7.00% 13.9% (2.1%) (5.7%)
7.50% 7.9% (7.3%) (11.0%)
8.00% 2.7% (11.8%) (15.7%)
CMLP Projection Scenario
Downside Base Upside
4.50% 3.2% 25.3% 49.3%
5.00% (2.1%) 18.6% 40.9%
5.48% (6.3%) 13.3% 34.2%
6.00% (10.0%) 8.5% 28.3%
6.50% (13.0%) 4.7% 23.4%
CMLP Projection Scenario
Downside Base Upside
6.00% 9.8% 25.0% 39.5%
6.50% 2.9% 17.0% 30.0%
7.00% (3.0%) 10.2% 21.9%
7.50% (8.2%) 4.2% 14.9%
8.00% (12.7%) (1.0%) 8.7%

NRGY Pro Forma Yield

NRGM Pro Forma Yield

NRGY Pro Forma Yield

NRGM Pro Forma Yield

NRGY Pro Forma Yield

NRGM Pro Forma Yield

NRGM Pro Forma Yield

Greenhill

Pro Forma Sensitivity Analysis
Analysis at Various Prices – CMLP Base Case
NRGY
2014E
Pro Forma
Distribution
Accretion
2015E
Pro Forma
Distribution
Accretion
Value
Creation
Relative to
Status Quo
NRGM CMLP
Pro Forma Analysis
NRGM 100% Unit Spin, GP
Transaction & MLP Merger
(CMLP Base Case)
Pre-Dropdown of Remaining Operating
Assets from NRGY to NRGM
I
CMLP Purchase Premium
0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
4.50% 0.3% (0.1%) (0.4%) (0.7%) (1.0%) (1.3%)
5.00% 0.3% (0.1%) (0.4%) (0.7%) (1.0%) (1.3%)
5.48% 0.3% (0.1%) (0.4%) (0.7%) (1.0%) (1.3%)
6.00% 0.3% (0.1%) (0.4%) (0.7%) (1.0%) (1.3%)
6.50% 0.3% (0.1%) (0.4%) (0.7%) (1.0%) (1.3%)
CMLP Purchase Premium
0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
6.00% 4.5% 4.3% 4.0% 3.8% 3.5% 3.3%
6.50% 4.5% 4.2% 4.0% 3.7% 3.5% 3.2%
7.00% 4.4% 4.2% 3.9% 3.7% 3.4% 3.2%
7.50% 4.4% 4.1% 3.9% 3.6% 3.4% 3.1%
8.00% 4.3% 4.1% 3.8% 3.6% 3.3% 3.1%
CMLP Purchase Premium
0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
4.50% 15.6% 15.3% 15.0% 14.8% 14.5% 14.2%
5.00% 15.6% 15.3% 15.0% 14.8% 14.5% 14.2%
5.48% 15.6% 15.3% 15.0% 14.8% 14.5% 14.2%
6.00% 15.6% 15.3% 15.0% 14.8% 14.5% 14.2%
6.50% 15.6% 15.3% 15.0% 14.8% 14.5% 14.2%
CMLP Purchase Premium
0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
6.00% 12.9% 12.6% 12.3% 12.0% 11.7% 11.5%
6.50% 12.7% 12.4% 12.1% 11.9% 11.6% 11.3%
7.00% 12.6% 12.3% 12.0% 11.7% 11.4% 11.1%
7.50% 12.4% 12.1% 11.8% 11.5% 11.3% 11.0%
8.00% 12.2% 11.9% 11.7% 11.4% 11.1% 10.8%
CMLP Purchase Premium
0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
6.00% 26.7% 26.3% 26.0% 25.7% 25.3% 25.0%
6.50% 18.6% 18.3% 18.0% 17.6% 17.3% 17.0%
7.00% 11.6% 11.3% 11.0% 10.7% 10.5% 10.2%
7.50% 5.6% 5.3% 5.0% 4.8% 4.5% 4.2%
8.00% 0.3% 0.1% (0.2%) (0.5%) (0.7%) (1.0%)
CMLP Purchase Premium
0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
6.00% 7.1% 7.9% 8.7% 9.4% 10.2% 11.0%
6.50% 0.4% 1.1% 1.8% 2.5% 3.2% 3.9%
7.00% (5.4%) (4.8%) (4.1%) (3.4%) (2.7%) (2.1%)
7.50% (10.5%) (9.8%) (9.2%) (8.5%) (7.9%) (7.3%)
8.00% (14.9%) (14.3%) (13.7%) (13.0%) (12.4%) (11.8%)
CMLP Purchase Premium
0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
4.50% 26.7% 26.4% 26.1% 25.9% 25.6% 25.3%
5.00% 19.9% 19.6% 19.4% 19.1% 18.9% 18.6%
5.48% 14.5% 14.3% 14.0% 13.8% 13.5% 13.3%
6.00% 9.7% 9.5% 9.2% 9.0% 8.8% 8.5%
6.50% 5.8% 5.6% 5.3% 5.1% 4.9% 4.7%

NRGY Pro Forma Yield

NRGM Pro Forma Yield

NRGY Pro Forma Yield

NRGM Pro Forma Yield

NRGY Pro Forma Yield

NRGM Pro Forma Yield

NRGM Pro Forma Yield

Greenhill

Pro Forma Sensitivity Analysis
Analysis at Various Prices – CMLP Downside Case
NRGY
2014E
Pro Forma
Distribution
Accretion
2015E
Pro Forma
Distribution
Accretion
Value
Creation
Relative to
Status Quo
NRGM CMLP
Pro Forma Analysis
NRGM 100% Unit Spin, GP
Transaction & MLP Merger
(CMLP Downside Case)
Pre-Dropdown of Remaining Operating
Assets from NRGY to NRGM
II
CMLP Purchase Premium
0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
6.00% 24.2% 25.1% 26.0% 26.9% 27.8% 28.7%
6.50% 16.5% 17.3% 18.2% 19.0% 19.9% 20.7%
7.00% 9.9% 10.7% 11.5% 12.3% 13.1% 13.9%
7.50% 4.1% 4.9% 5.7% 6.4% 7.2% 7.9%
8.00% (0.9%) (0.2%) 0.6% 1.3% 2.0% 2.7%
CMLP Purchase Premium
0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
4.50% (6.5%) (6.8%) (7.1%) (7.4%) (7.7%) (8.0%)
5.00% (6.5%) (6.8%) (7.1%) (7.4%) (7.7%) (8.0%)
5.48% (6.5%) (6.8%) (7.1%) (7.4%) (7.7%) (8.0%)
6.00% (6.5%) (6.8%) (7.1%) (7.4%) (7.7%) (8.0%)
6.50% (6.5%) (6.8%) (7.1%) (7.4%) (7.7%) (8.0%)
CMLP Purchase Premium
0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
6.00% 1.4% 1.2% 0.9% 0.7% 0.4% 0.2%
6.50% 1.4% 1.1% 0.9% 0.6% 0.4% 0.2%
7.00% 1.3% 1.1% 0.8% 0.6% 0.4% 0.1%
7.50% 1.3% 1.0% 0.8% 0.6% 0.3% 0.1%
8.00% 1.2% 1.0% 0.8% 0.5% 0.3% 0.1%
CMLP Purchase Premium
0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
4.50% (4.8%) (5.1%) (5.3%) (5.6%) (5.9%) (6.1%)
5.00% (4.8%) (5.1%) (5.3%) (5.6%) (5.9%) (6.1%)
5.48% (4.8%) (5.1%) (5.3%) (5.6%) (5.9%) (6.1%)
6.00% (4.8%) (5.1%) (5.3%) (5.6%) (5.9%) (6.1%)
6.50% (4.8%) (5.1%) (5.3%) (5.6%) (5.9%) (6.1%)
CMLP Purchase Premium
0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
6.00% 2.3% 2.1% 1.9% 1.6% 1.4% 1.1%
6.50% 2.2% 2.0% 1.7% 1.5% 1.2% 1.0%
7.00% 2.1% 1.8% 1.6% 1.4% 1.1% 0.9%
7.50% 2.0% 1.7% 1.5% 1.2% 1.0% 0.8%
8.00% 1.8% 1.6% 1.4% 1.1% 0.9% 0.6%
CMLP Purchase Premium
0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
4.50% 4.4% 4.2% 3.9% 3.7% 3.4% 3.2%
5.00% (0.9%) (1.2%) (1.4%) (1.6%) (1.9%) (2.1%)
5.48% (5.1%) (5.4%) (5.6%) (5.8%) (6.0%) (6.3%)
6.00% (8.9%) (9.1%) (9.3%) (9.6%) (9.8%) (10.0%)
6.50% (12.0%) (12.2%) (12.4%) (12.6%) (12.8%) (13.0%)
CMLP Purchase Premium
0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
6.00% 11.2% 10.9% 10.6% 10.4% 10.1% 9.8%
6.50% 4.2% 3.9% 3.7% 3.4% 3.2% 2.9%
7.00% (1.8%) (2.1%) (2.3%) (2.5%) (2.8%) (3.0%)
7.50% (7.0%) (7.2%) (7.5%) (7.7%) (7.9%) (8.2%)
8.00% (11.6%) (11.8%) (12.0%) (12.2%) (12.4%) (12.7%)

NRGY Pro Forma Yield

NRGM Pro Forma Yield

NRGY Pro Forma Yield

NRGM Pro Forma Yield

NRGY Pro Forma Yield

NRGM Pro Forma Yield

NRGM Pro Forma Yield

Greenhill

Pro Forma Sensitivity Analysis
Analysis at Various Prices – CMLP Upside Case
NRGY
2014E
Pro Forma
Distribution
Accretion
2015E
Pro Forma
Distribution
Accretion
Value
Creation
Relative to
Status Quo
NRGM CMLP
Pro Forma Analysis
NRGM 100% Unit Spin, GP
Transaction & MLP Merger
(CMLP Upside Case)
Pre-Dropdown of Remaining Operating
Assets from NRGY to NRGM
III
CMLP Purchase Premium
0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
6.00% 4.1% 4.9% 5.6% 6.3% 7.1% 7.8%
6.50% (2.9%) (2.2%) (1.5%) (0.8%) (0.1%) 0.5%
7.00% (8.9%) (8.2%) (7.6%) (6.9%) (6.3%) (5.7%)
7.50% (14.1%) (13.5%) (12.9%) (12.2%) (11.6%) (11.0%)
8.00% (18.6%) (18.1%) (17.5%) (16.9%) (16.3%) (15.7%)
CMLP Purchase Premium
0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
4.50% 11.3% 11.0% 10.7% 10.4% 10.1% 9.8%
5.00% 11.3% 11.0% 10.7% 10.4% 10.1% 9.8%
5.48% 11.3% 11.0% 10.7% 10.4% 10.1% 9.8%
6.00% 11.3% 11.0% 10.7% 10.4% 10.1% 9.8%
6.50% 11.3% 11.0% 10.7% 10.4% 10.1% 9.8%
CMLP Purchase Premium
0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
6.00% 9.4% 9.1% 8.9% 8.6% 8.3% 8.1%
6.50% 9.3% 9.0% 8.7% 8.5% 8.2% 7.9%
7.00% 9.1% 8.9% 8.6% 8.3% 8.1% 7.8%
7.50% 9.0% 8.7% 8.5% 8.2% 7.9% 7.7%
8.00% 8.9% 8.6% 8.3% 8.1% 7.8% 7.5%
CMLP Purchase Premium
0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
4.50% 30.4% 30.1% 29.8% 29.6% 29.3% 29.0%
5.00% 30.4% 30.1% 29.8% 29.6% 29.3% 29.0%
5.48% 30.4% 30.1% 29.8% 29.6% 29.3% 29.0%
6.00% 30.4% 30.1% 29.8% 29.6% 29.3% 29.0%
6.50% 30.4% 30.1% 29.8% 29.6% 29.3% 29.0%
CMLP Purchase Premium
0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
6.00% 19.5% 19.2% 18.9% 18.6% 18.3% 18.0%
6.50% 19.1% 18.8% 18.5% 18.2% 17.9% 17.6%
7.00% 18.7% 18.4% 18.1% 17.7% 17.4% 17.1%
7.50% 18.2% 17.9% 17.6% 17.3% 17.0% 16.7%
8.00% 17.8% 17.5% 17.2% 16.9% 16.6% 16.3%
CMLP Purchase Premium
0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
6.00% 41.4% 41.0% 40.6% 40.3% 39.9% 39.5%
6.50% 31.8% 31.5% 31.1% 30.7% 30.4% 30.0%
7.00% 23.6% 23.2% 22.9% 22.6% 22.2% 21.9%
7.50% 16.4% 16.1% 15.8% 15.5% 15.2% 14.9%
8.00% 10.2% 9.9% 9.6% 9.3% 9.0% 8.7%
CMLP Purchase Premium
0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
4.50% 50.8% 50.5% 50.2% 49.9% 49.6% 49.3%
5.00% 42.3% 42.0% 41.7% 41.4% 41.2% 40.9%
5.48% 35.6% 35.3% 35.0% 34.8% 34.5% 34.2%
6.00% 29.6% 29.3% 29.0% 28.8% 28.5% 28.3%
6.50% 24.7% 24.4% 24.2% 23.9% 23.7% 23.4%

31 Table of Contents 1. Project Intrepid Update 2. Pro Forma Analysis Appendix I. Pro Forma Analysis – Supplementary Materials II. Transaction Structure Diagram

Status Quo Distributions & Value Creation
Status Quo
Pre-Dropdown of Remaining Operating
Assets from NRGY to NRGM
NRGY
Status Quo
NRGM
Status Quo
CMLP
Status Quo
(1)
(1)
(1)
(2)
(2)
(2)`
Notes:
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Implied yield based on 20-day VWAP and latest quarterly distribution (annualized); market data as of 4/19/2013
(3) Represents premium to 20-day VWAP as of 4/19/2013
Appendix
(3)
(3)
(3)
2014E 2015E 2016E 2017E Terminal CAGR
CMLP Distribution (Status Quo) $2.13 $2.38 $2.61 $2.82 $33.46 9.9%
Present Value @ 10% Discount Rate $2.03 $2.06 $2.06 $2.02 $22.85
Implied CMLP Unit Price $31.02 Terminal Value Assumption:
CMLP Unitholder Interest 1.000 8.43% Capitalization Rate
Implied Value to CMLP Unitholder $31.02
Premium to Current CMLP Unit Price 28.2%
2014E 2015E 2016E 2017E Terminal CAGR
NRGY Distribution (Status Quo) $1.30 $1.43 $1.55 $1.67 $30.53 8.9%
Present Value @ 10% Discount Rate $1.24 $1.24 $1.22 $1.20 $20.85
Implied NRGY Unit Price $25.74 Terminal Value Assumption:
NRGY Unitholder Interest 1.000 5.48% Capitalization Rate
Implied Value to NRGY Unitholder $25.74
Premium to Current NRGY Unit Price 21.7%
2014E 2015E 2016E 2017E Terminal CAGR
NRGM Distribution (Status Quo) $1.70 $1.76 $1.80 $1.88 $28.66 3.3%
Present Value @ 10% Discount Rate $1.62 $1.53 $1.42 $1.35 $19.58
Implied NRGM Unit Price $25.49
Terminal Value Assumption:
NRGM Unitholder Interest 1.000 6.55% Capitalization Rate
Implied Value to NRGM Unitholder $25.49
Premium to Current NRGM Unit Price 7.0%

Scenario Overview
NRGY Distributes NRGM Units to NRGY Unitholders (Targeting 15% Pro Forma Interest)
($ in millions except per unit amounts)
Note: Market data as of 4/19/2013
(1) Based on 20-day VWAP as of 4/19/2013 per Bloomberg
NRGY
Inergy Holdings
GP (“IHGP”)
NRGM
GP Control
65.7% LP Interest,
GP Control + IDRs
Remaining
Operating Assets
100% Interest
100% LP Interest
NRGY Public
Unitholders
NRGY
NRGM
GP Control
15.0% LP Interest,
GP Control + IDRs
Remaining
Operating Assets
100% Interest
NRGY Public
Unitholders
NRGY Distributes a Portion of its NRGM
LP Interest Pro Rata to NRGY Unitholders
Inergy Holdings
GP (“IHGP”)
50.7%
LP Interest
100% LP Interest
34.3% LP Interest
NRGM Public
Unitholders
NRGM Public
Unitholders
34.3% LP Interest
Pro Forma Partnership Structure
NRGM Unit Spin Only
Pre-Dropdown of Remaining Operating
Assets from NRGY to NRGM
Appendix
(1)
(1)
NRGY Distributes NRGM Units to Unitholders
Beginning NRGM Units Owned by NRGY 56.399
(-) NRGM Units Retained by NRGY (12.885)
NRGM Units Distributed to Unitholders 43.513
Current NRGM Unit Price $23.81
Market Value of NRGM Units Distributed $1,036.2
NRGY Current Units Outstanding 131.750
NRGY Current Unit Price $21.16
NRGY Current Market Capitalization $2,788.0
(-) Market Value of Units Distributed (1,036.2)
NRGY Pro Forma Market Capitalization $1,751.8
Implied Pro Forma NRGY Unit Price $13.30
Pro Forma NRGY 2014E Distribution $0.79
Implied Pro Forma NRGY Yield 5.9%
NRGM Units Distributed to Unitholders 43.513
NRGY Units Outstanding 131.750
NRGM Units Distributed / NRGY Unit Owned 0.330
Pro Forma Ownership
Beginning NRGM Units Owned by NRGY 56.399
(-) NRGM Units Distributed to Unitholders (43.513)
Pro Forma NRGM Units Owned by NRGY 12.885
NRGM Units Outstanding 85.903
NRGY Pro Forma Interest in NRGM 15.0%
NRGM Units Issued to NRGY Unitholders 43.513
NRGM Units Outstanding 85.903
NRGY Unitholder Pro Forma Interest in NRGM 50.7%

Note: Market data as of 4/19/2013
Pro Forma Financials – NRGY
NRGY Distributes NRGM Units to NRGY Unitholders (Targeting 15% Pro Forma Interest)
NRGM Unit Spin Only
Pre-Dropdown of Remaining Operating
Assets from NRGY to NRGM
Appendix
($ in millions, except per unit amounts)
NRGY Status Quo Adjustments NRGY Pro Forma (Post-Spin)
FYE September 30, FYE September 30, FYE September 30,
2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E
EBITDA from Operating Assets $87.9 $102.4 $113.2 $116.5 $87.9 $102.4 $113.2 $116.5
Distributions from NRGM LP Interest 96.0 99.3 101.4 105.9 (74.1) (76.6) (78.2) (81.7) 21.9 22.7 23.2 24.2
Distributions from NRGM GP Interest 19.1 24.1 28.2 36.4 0.0 0.0 0.0 0.0 19.1 24.1 28.2 36.4
Other 0.2 0.2 0.2 0.2 0.0 0.0 0.0 0.0 0.2 0.2 0.2 0.2
Total Adjusted EBITDA $203.2 $226.0 $243.0 $259.1 $129.2 $149.4 $164.8 $177.4
Interest Expense (Net) ($16.2) ($19.8) ($21.1) ($20.6) ($16.3) ($20.3) ($22.0) ($21.8)
Maintenance Capex (4.0) (4.0) (4.0) (4.0) 0.0 0.0 0.0 0.0 (4.0) (4.0) (4.0) (4.0)
Total Distributable Cash Flow $183.1 $202.3 $218.0 $234.6 $108.9 $125.1 $138.8 $151.7
Distribution Coverage Ratio 1.07x 1.07x 1.07x 1.06x 1.05x 1.05x 1.05x 1.05x
Total Distributions Paid to LPs $170.9 $188.2 $204.1 $220.5 $103.7 $119.2 $132.2 $144.4
Beginning Common Units 131.750 131.750 131.750 131.750 131.750 131.750 131.750 131.750
New Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Ending Common Units 131.750 131.750 131.750 131.750 131.750 131.750 131.750 131.750
Average Common Units Outstanding 131.750 131.750 131.750 131.750 131.750 131.750 131.750 131.750
Distributable Cash Flow Per LP Unit $1.39 $1.54 $1.65 $1.78 $0.83 $0.95 $1.05 $1.15
Accretion / (Dilution) (%) (40.5%) (38.1%) (36.3%) (35.4%)
Paid Distribution Per LP Unit $1.30 $1.43 $1.55 $1.67 $0.79 $0.90 $1.00 $1.10
Accretion / (Dilution) (%) (39.3%) (36.7%) (35.2%) (34.5%)
Implied NRGY Unit Price @ 5.5% yield >>> $23.66 $26.05 $28.25 $30.53 Implied NRGY Unit Price @ 5.5% yield >>> $14.36 $16.50 $18.30 $20.00
Coverage Cash $12.3 $14.1 $13.9 $14.2 $5.2 $6.0 $6.6 $7.2
Growth Capex (8.1) (44.6) (2.0) (2.0) 0.0 0.0 0.0 0.0 (8.1) (44.6) (2.0) (2.0)
Free Cash Flow (Cash Shortfall) $4.2 ($30.5) $11.9 $12.2 ($2.9) ($38.7) $4.6 $5.2
Shortfall Coverage from Debt $0.0 ($30.5) $0.0 $0.0 ($2.9) ($38.7) $0.0 $0.0
Shortfall Coverage from Equity 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
New Equity Issue Price $22.47 $24.75 $26.84 $29.00 $13.64 $15.68 $17.39 $19.00
New Intrepid Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Post-Capital Raise Free Cash Flow $4.2 $0.0 $11.9 $12.2 $0.0 $0.0 $4.6 $5.2
Beginning Total Debt $384.8 $380.7 $411.2 $399.3 $0.0 $384.8 $387.8 $426.4 $421.8
Debt Drawdown (Paydown) (4.2) 30.5 (11.9) (12.2) 2.9 38.7 (4.6) (5.2)
Ending Total Debt $380.7 $411.2 $399.3 $387.1 $387.8 $426.4 $421.8 $416.6
Total Debt / Adjusted EBITDA 1.9x 1.8x 1.6x 1.5x 3.0x 2.9x 2.6x 2.3x
Total Net Debt / Adjusted EBITDA 1.9x 1.8x 1.6x 1.5x 3.0x 2.8x 2.5x 2.3x
Adjusted EBITDA Breakdown:

NRGY
Status Quo
NRGY
Pro Forma
(Post-Spin)
(1)
(1)
(2)
(3)
(3)
Notes:
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Includes pro rata share (0.330) of NRGM units distributed to per NRGY unit to legacy NRGY unitholders (see preceding Scenario
Overview page for details)
(3) Implied yield based on 20-day VWAP and latest quarterly distribution (annualized); market data as of 4/19/2013
(4) Represents premium to 20-day VWAP as of 4/19/2013
Pro Forma Distributions & Value Creation
NRGY Distributes NRGM Units to NRGY Unitholders (Targeting 15% Pro Forma Interest)
NRGM Unit Spin Only
Pre-Dropdown of Remaining Operating
Assets from NRGY to NRGM
NRGY Value Creation (Relative to Status Quo)
Appendix
(4)
(4)
NRGM LP Interest Retained by NRGY
0.0% 10.0% 15.0% 20.0% 30.0%
4.50% 6.6% 8.5% 9.4% 10.4% 12.3%
5.00% 1.1% 2.4% 3.0% 3.6% 4.8%
5.48% (3.2%) (2.5%) (2.2%) (1.8%) (1.2%)
6.00% (7.0%) (6.8%) (6.7%) (6.7%) (6.5%)
6.50% (10.1%) (10.4%) (10.5%) (10.6%) (10.8%)
2014E 2015E 2016E 2017E Terminal CAGR
NRGY Distribution (Status Quo) $1.30 $1.43 $1.55 $1.67 $30.53 8.9%
Implied NRGY Unit Price $25.74 Terminal Value Assumption:
NRGY Unitholder Interest 1.000 5.48% Capitalization Rate
Implied Value to NRGY Unitholder $25.74
Premium to Current NRGY Unit Price 21.7%
NRGY Distribution (Unit Spin Only) $0.79 $0.90 $1.00 $1.10 $20.00 11.7%
Implied NRGY Unit Price $16.77
Terminal Value Assumption:
NRGY Unitholder Interest 1.000 5.48% Capitalization Rate
Implied Value to NRGY Unitholder $16.77
(+) Pro Rata Share of NRGM Unit Value $8.42
Adjusted Value to NRGY Unitholder $25.19
Premium to Status Quo NRGY Unit Value (2.2%)
Premium to Current NRGY Unit Price 19.0%

36 Table of Contents 1. Project Intrepid Update 2. Pro Forma Analysis Appendix I. Pro Forma Analysis – Supplementary Materials II. Transaction Structure Diagram

Crestwood Midstream Partners LP
Transaction Structure
(1)(2)(3)
NRGY
Crestwood
Holdings LLC
CMLP
Inergy
Holdings GP
Crestwood Holdings Acquires Inergy Holdings
GP from Inergy Holdings GP Stakeholders for Cash
1
NRGY Distributes 100% of its NRGM LP Ownership Interest
Pro Rata to Existing NRGY Unitholders
2
NRGM
LP Interest,
GP Control
+ IDRs
GP Control
CMLP Public
Unitholders
LP Interest
NRGY Distributes 100% of
its NRGM LP Ownership
Interest Pro Rata to
Existing NRGY Unitholders
Crestwood Holdings
Acquires Inergy Holdings
GP from IHGP
Stakeholders for Cash
LP Interest,
GP Control + IDRs
Remaining
Operating Assets
100% Interest
NRGY
Crestwood
Holdings LLC
CMLP NRGM
CMLP Public
Unitholders
LP Interest
Remaining
Operating Assets
100% Interest
LP Interest,
GP Control
+ IDRs
LP Interest
LP Interest,
GP Control
+ IDRs
GP Control
NRGY Public
Unitholders
Appendix
Notes:
(1) Assumes dropdown of remaining operating assets from NRGY to NRGM does not occur prior to illustrative transaction
(2) Steps 1-4 are assumed to occur simultaneously
(3) Step 4 (Merger of NRGM and CMLP) not a condition for closing of Step 3 (NRGY acquisition of CMLP general partner IDRs and portion of CMLP LP interest from Crestwood Holdings)
Source: Company filings, Investor presentations

Crestwood Midstream Partners LP
Transaction Structure
(1)(2)(3)
NRGY Acquires CMLP General Partner, IDRs, and Some
Portion of Crestwood Holdings’ Interest in CMLP (or Pro Forma
NRGM Units) (4) in Exchange for NRGY Units (Debt Free)
3
NRGY
Crestwood
Holdings LLC
CMLP
NRGY Acquires CMLP General Partner, IDRs, and
Some Portion of Crestwood Holdings’ Interest in
CMLP (or Pro Forma NRGM Units) (4) in Exchange
for NRGY Units (Debt Free)
NRGM
LP Interest,
GP Control
+ IDRs
GP Control
CMLP Public
Unitholders
Remaining
Operating Assets
100% Interest
GP Control
+ IDRs
NRGY
Crestwood
Holdings LLC
CMLP NRGM
CMLP Public
Unitholders
LP Interest
100% Interest
GP Control
+ IDRs
LP Interest,
GP Control
+ IDRs
NRGM Acquires CMLP from Crestwood Holdings and
Public Unitholders in a Unit-for-Unit Exchange Plus a
One-Time Cash Payment
4
Remaining
Operating Assets
LP Interest
NRGM Acquires CMLP from
Crestwood Holdings and
Public Unitholders in a Unit-for-
Unit Exchange Plus a
One-Time Cash Payment
LP Interest
+ GP Control
LP Interest
Appendix
Notes:
(1) Assumes dropdown of remaining operating assets from NRGY to NRGM does not occur prior to illustrative transaction
(2) Steps 1-4 are assumed to occur simultaneously
(3) Step 4 (Merger of NRGM and CMLP) not a condition for closing of Step 3 (NRGY acquisition of CMLP general partner IDRs and portion of CMLP LP interest from Crestwood Holdings)
(4) Determination of units to be made at Crestwood’s discretion; pricing to be determined at time of transaction
Source: Company filings, Investor presentations

Crestwood Midstream Partners LP
Transaction Structure
(1)(2)(3)
NRGY
Crestwood
Holdings LLC
NRGM
NRGY Public
Unitholders
Former CMLP
Operating Assets
100% Interest
LP Interest
+ GP Control
Remaining
Operating Assets
100% Interest
LP Interest
NRGM Public
Unitholders
LP Interest
GP Control
+ IDRs
Notes:
(1) Assumes dropdown of remaining operating assets from NRGY to NRGM does not occur prior to illustrative transaction
(2) Steps 1-4 are assumed to occur simultaneously
(3) Step 4 (Merger of NRGM and CMLP) not a condition for closing of Step 3 (NRGY acquisition of CMLP general partner IDRs and portion of CMLP LP interest from Crestwood Holdings)
Source: Company filings, Investor presentations
Pro Forma Partnership Organizational Structure
Appendix